UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2008
                                                --------------------------------

         J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

    JPMorgan Chase Bank, N.A., PNC Bank, National Association and CIBC Inc.
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             (Exact name of sponsors as specified in their charters)

New York                         333-140804-07             13-3789046
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
(State or other jurisdiction     (Commission File Number   (IRS Employer Identification
of incorporation of depositor)   of issuing entity)        No. of depositor)

                  270 Park Avenue
                  New York, New York                              10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 834-9428
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On May 8, 2008, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2008 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc. and Wells Fargo Bank, N.A., as master servicers, CWCapital Asset Management LLC, as special servicer, and LaSalle Bank National Association, as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2, Commercial Mortgage Pass-Through Certificates, Series 2008-C2 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-4FL, Class A-SB, Class A-1A, Class X, Class A-M and Class A-J Certificates, having an initial principal balance of $993,923,000, were sold to J.P. Morgan Securities Inc. ("JPMSI"), CIBC World Markets Corp. ("CIBCWMC") and PNC Capital Markets LLC ("PNCCM" and, together with JPMSI and CIBCWMC, the "Underwriters"), pursuant to an Underwriting Agreement, dated April 30, 2008, between the Depositor and JPMSI, for itself and on behalf of the other Underwriters.

      On May 8, 2008, the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T, Class NR, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase Agreement, dated May 2, 2008, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, N.A., PNC Bank, National Association and CIBC Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated April 30, 2008, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp. and PNC Capital Markets LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2008, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc. and Wells Fargo Bank, N.A., as master servicers, CWCapital Asset Management LLC, as special servicer, and LaSalle Bank National Association, as trustee and as paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of May 1, 2008, between JPMorgan Chase Bank, N.A. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, N.A.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of May 1, 2008, between PNC Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by PNC Bank, National Association.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of May 1, 2008, between CIBC Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC Inc.

Exhibit 10.4 ISDA Master Agreement relating to the Class A-4FL Certificates, dated as of May 8, 2008, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2.

Exhibit 10.5 Schedule to the ISDA Master Agreement relating to the Class A-4FL Certificates, dated as of May 8, 2008, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2.

Exhibit 10.6 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-4FL Certificates, dated as of May 8, 2008, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2008                        J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.

                                          By: /s/ Emanuel Chrysoulakis
                                              ----------------------------------
                                              Name: Emanuel Chrysoulakis
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of                                                      Paper (P) or
Regulation S-K                                                       Electronic
Exhibit No.                  Description                                 (E)
--------------               ----------                             ------------
1                            Underwriting Agreement, dated April         (E)
                             30, 2008, by and among J.P. Morgan
                             Chase Commercial Mortgage Securities
                             Corp., as depositor, and J.P. Morgan
                             Securities Inc., for itself and as
                             representative of CIBC World Markets
                             Corp. and PNC Capital Markets LLC, as
                             underwriters.

4                            Pooling and Servicing Agreement,            (E)
                             dated as of May 1, 2008, by and among
                             J.P. Morgan Chase Commercial Mortgage
                             Securities Corp., as depositor,
                             Midland Loan Services, Inc. and Wells
                             Fargo Bank, N.A., as master
                             servicers, CWCapital Asset Management
                             LLC, as special servicer, and LaSalle
                             Bank National Association, as trustee
                             and as paying agent.

10.1                         Mortgage Loan Purchase Agreement,           (E)
                             dated as of May 1, 2008, between
                             JPMorgan Chase Bank, N.A. and J.P.
                             Morgan Chase Commercial Mortgage
                             Securities Corp., relating to the
                             mortgage loans sold to the depositor
                             by JPMorgan Chase Bank, N.A.

10.2                         Mortgage Loan Purchase Agreement,           (E)
                             dated as of May 1, 2008, between PNC
                             Bank, National Association and J.P.
                             Morgan Chase Commercial Mortgage
                             Securities Corp., relating to the
                             mortgage loans sold to the depositor
                             by PNC Bank, National Association.

10.3                         Mortgage Loan Purchase Agreement,           (E)
                             dated as of May 1, 2008, between CIBC
                             Inc. and J.P. Morgan Chase Commercial
                             Mortgage Securities Corp., relating
                             to the mortgage loans sold to the
                             depositor by CIBC Inc.

10.4                         ISDA Master Agreement relating to the       (E)
                             Class A-4FL Certificates, dated as of
                             May 8, 2008, between JPMorgan Chase
                             Bank, National Association and J.P.
                             Morgan Chase Commercial Mortgage
                             Securities Trust 2008-C2.

10.5                         Schedule to the ISDA Master Agreement       (E)
                             relating to the Class A-4FL
                             Certificates, dated as of May 8,
                             2008, between JPMorgan Chase Bank,
                             National Association and J.P. Morgan
                             Chase Commercial Mortgage Securities
                             Trust 2008-C2.

10.6                         Confirmation for U.S. Dollar Interest       (E)
                             Rate Swap Transaction under 1992
                             Master Agreement relating to the
                             Class A-4FL Certificates, dated as of
                             May 8, 2008, between JPMorgan Chase
                             Bank, National Association and J.P.
                             Morgan Chase Commercial Mortgage
                             Securities Trust 2008-C2.